UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2007

DIGENE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-28194	52-1536128
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Clopper Road Gaithersburg, Maryland	20878
(Address of principal executive offices)	(Zip Code)

(301) 944-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 to Form 8-K):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

In connection with the proposed acquisition, in a merger transaction, of Digene Corporation (“Digene”) by QIAGEN N.V. (“Qiagen”), Digene is providing copies of the Investor Presentation and the Transcript utilized in the joint June 4, 2007 investor conference call. The Investor Presentation is set forth on Exhibit 99.1 to this Report and incorporated herein by reference. The Transcript is set forth on Exhibit 99.2 to this Report and incorporated herein by reference.

Additional Information About the Qiagen Tender Offer and Where to Find It.

The tender offer for the outstanding common stock of Digene has not yet commenced. This report is neither an offer to purchase nor a solicitation of an offer to sell any securities. The solicitation and the offer to buy shares of Digene common stock will be made pursuant to an offer to purchase and related materials that Qiagen intends to file with the U.S. Securities and Exchange Commission. At the time the Offer is commenced, Qiagen will file a Registration Statement on Form F-4 and a Tender Offer Statement on Schedule TO with the U.S. Securities and Exchange Commission, and thereafter Digene will file a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the Offer. The Tender Offer Statement (including an Offer to Purchase, a related Letter of Transmittal and other offer documents) and the Solicitation/Recommendation Statement will contain important information that should be read carefully and considered before any decision is made with respect to the tender offer. These materials will be sent free of charge to all stockholders of Digene. In addition, all of these materials (and all other materials filed by Digene with the U.S. Securities and Exchange Commission) will be available at no charge from the U.S. Securities and Exchange Commission through its website at www.sec.gov. Free copies of the Offer to Purchase, the related Letter of Transmittal and certain other offering documents will be made available by Qiagen at www.qiagen.com. Investors and security holders may also obtain free copies of the documents filed with the U.S. Securities and Exchange Commission by Digene at www.digene.com.

Forward Looking-Statements

This Current Report on Form 8-K contains “forward-looking statements.” These forward-looking statements, which may include, but are not limited to, statements concerning the financial condition, results of operations and businesses of Qiagen and Digene and the benefits expected to result from the contemplated transaction, are based on management’s current expectations and estimates and involve risks and uncertainties that could cause actual results or outcomes to differ materially from those contemplated by the forward-looking statements.

Factors that could cause or contribute to such differences may include, but are not limited to, the risk that the conditions relating to the required minimum tender of Digene shares or regulatory clearance might not be satisfied in a timely manner or at all, risks relating to the integration of the technologies and businesses of Qiagen and Digene, unanticipated expenditures, changing relationships with customers, suppliers and strategic partners, conditions of the economy and other factors described in the most recent periodic reports filed with the U.S. Securities and Exchange Commission by Digene.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Investor Presentation utilized in the investor conference call on June 4, 2007 relating to the proposed acquisition of Digene Corporation by QIAGEN N.V.

99.2	Transcript of investor conference call on June 4, 2007 relating to the proposed acquisition of Digene Corporation by QIAGEN N.V.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGENE CORPORATION (Registrant)

Date: June 4, 2007	By:	/s/ Joseph P. Slattery
Name: Joseph P. Slattery Title: Senior Vice President, Finance and Information Systems and Chief Financial Officer

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